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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 23, 1997


                       Advanta Mortgage Loan Trust 1997-2
             (Exact name of registrant as specified in its charter)



          New York                     333-21265            Application Pending
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



  c/o Advanta Mortgage Conduit                                    92127
         Services, Inc.                                         (Zip Code)
    Attention: Milton Riseman
    16875 West Bernardo Drive
      San Diego, California
      (Address of Principal
       Executive Offices)


        Registrant's telephone number, including area code (619) 674-1800


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          (Former name or former address, if changed since last report)


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     Item 5. Other Events

     In connection with the offering of Advanta Mortgage Loan Trust 1997-2 Mortgage Loan Asset-Backed Certificates, Series 1997-2, described in a Prospectus Supplement dated as of May 22, 1997, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable

     (b)  Not applicable

     (c) Exhibit 99.1. Related Computational Materials (as defined in Item 5 above).



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ADVANTA MORTGAGE LOAN TRUST 1997-2

                                    By: Advanta Mortgage Conduit Services,
                                        Inc., as Sponsor


                                    By:  /s/ Mark T. Dunsheath
                                        ---------------------------------------
                                        Name:  Mark T. Dunsheath
                                        Title: Vice President



Dated:  May 22, 1997



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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.          Description                                    Page No.
-----------          -----------                                    --------

99.1                 Related Computational                            5
                     Materials (as defined
                     in Item 5 above).